Exhibit 10.5

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT is dated as of May 31st, 2005 by and among the entities identified on Schedule 1 - Sellers attached hereto (individually, a “Seller”, and collectively, “Sellers”) and U-STORE-IT, L.P., a Delaware limited partnership (“Buyer”), amends the Purchase and Sale Agreement with an effective date of March 1, 2005, between Sellers and Buyer (“Agreement”). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

WHEREAS, Sellers have requested that the Project located at 4101 E. Fort Lowell Road, Tucson, Arizona (“Fort Lowell Project”), be withdrawn from, and no longer be subject to, the Agreement;

WHEREAS, Buyer has requested that the Inspection Period be extended to June 27, 2005 solely with respect to environmental matters relating to the Projects, and that the Closing Date be extended to July 7, 2005; and

WHEREAS, Sellers and Buyer desire to amend the terms of the Agreement in furtherance of the foregoing.

NOW THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers agree as follows:

1. The Fort Lowell Project is hereby withdrawn from the Agreement, and the aggregate Acquisition Value for the Projects is hereby reduced by the Acquisition Value allocated to the Fort Lowell Project.

2. The Inspection Period is hereby extended to June 27, 2005, solely with respect to environmental matters relating to the Projects. Seller agrees to reasonably cooperate with Buyer to resolve matters of title with respect to the Projects. The Closing Date is hereby extended to July 7, 2005.

3. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Amendment. To facilitate execution of the Amendment, the parties may execute and exchange by facsimile counterparts of the signature pages.

[SIGNATURES ON THE FOLLOWING PAGE]

BUYER:

U-STORE-IT, L.P., a Delaware limited partnership

By:	U-Store-It Trust, its general partner

	By:	/s/ Steven G. Osgood
Steven G. Osgood, President and Chief Financial Officer

SELLER:

Denver Investors, a Delaware Limited Partnership		Lakewood Business Center, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

By:	/s/ Dennis L. Winans		/s/ Dennis L. Winans
	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

EI Paso Investors, a Delaware Limited Partnership		Mesa Self Storage Investors, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Fort Lowell – NSS, a Delaware Limited Partnership		National Self Storage Equities, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	MR Partner Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Grant Pacific Corporation		NSS – Plma County, a Delaware Limited Partnership
		By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

National Self Storage Tucson Nos. 10, 11, 12, a Delaware Limited Partnership		NSS SW Investors, LP
By:	Islander (Delaware) Inc., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Oracle Business Plaza Associates, a Delaware Limited Partnership		SGMP TV/Kolb Investors, L.P.
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President		Dennis L. Winans, Vice President

Sacramento Investors, a Delaware Limited Partnership		SGMP Houston Investors, LP
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Utah Business Partners 1, a Delaware Limited Partnership		SGMP Equity Fund I Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

SGMP Equity Fund II Limited Partnership		NSS Southern California, L.P.
By:	Self Storage GP Corp., General Partner	By:	NSS Southern California, Inc.

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

SGMP Synott Limited Partnership		SSMC Mortgage Securities Trust 96-1
By:	Self Storage GP Corp., General Partner	By:	SSMC Funding Corp.

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

NSS Palo Verde, LP
By:	Self Storage GP Corp., General Partner

/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President

NSS New Mexico, Limited Partnership
By:	MR Partner Corp., General Partner

/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President

DESIGNATED PRINCIPALS:

/s/ W. Michael Schoff
W. MICHAEL SCHOFF

/s/ Robert H. Schoff
ROBERT H. SCHOFF

The undersigned hereby execute this Amendment for purposes of Section 7.5 and Section 11.3 of the Agreement

/s/ W. Michael Schoff
W. Michael Schoff

THE SCHOMAC GROUP, INC., an Arizona Corporation

/s/ Dennis L. Winans
Dennis L. Winans, President

TEDCO, INC., an Arizona Corporation

/s/ Dennis L. Winans
Dennis L. Winans, Vice President

Robert H. Schoff Revocable Trust Dated August 6, 2002

/s/ Robert H. Schoff
Robert H. Schoff, Trustee

Susan A. Harris Revocable Trust Dated November 9, 1999

/s/ Susan A. Harris
Susan A. Harris, Trustee

San Simeon Invesments IV L.P.
By: RMS GP Corp., an Arizona Corporation, General Partner

/s/ Ryan M. Schoff
Ryan M. Schoff, President

Trust B of the Charles E. Schoff Family Revocable 1975 Trust

/s/ Charles E. Schoff
Charles E. Schoff, Trustee

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